                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement

/ / Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section.240.14a-11(c) or Section.240.14a-12

                               Anchor Pathway Fund
                (Name of Registrant as Specified In Its Charter)

                              Seasons Series Trust
                (Name of Registrant as Specified In Its Charter)

                             SunAmerica Series Trust
                (Name of Registrant as Specified In Its Charter)

-------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)    Title of each class of securities to which transaction applies:



        ------------------------------------------------------------------------

        2)    Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the Filing Fee is calculated and state how it was determined):




        4)    Proposed maximum aggregate value of transaction:




        5)    Total fee paid:

/ /     Fee paid previously with preliminary materials


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:




        2)    Form, Schedule or Registration Statement No.:




        3)    Filing Party:




        4)    Date Filed:

                                                               December 28, 2000

Dear Contract Owner:

    Anchor Pathway Fund, SunAmerica Series Trust and Seasons Series Trust (each, a "Fund," and collectively, the "Funds") have called a special meeting of shareholders to elect Trustees and ratify the selection of independent accountants. In addition, contract owners invested in the Davis Venture Value Portfolio (the "Davis Venture Portfolio") and the Real Estate Portfolio (the "Real Estate Portfolio") of SunAmerica Series Trust are being asked to approve a new subadvisory agreement with Davis Selected Advisors, L.P. ("Davis") following a change in control of Davis. No organizational changes at Davis are planned that would affect services Davis provides to the Davis Venture Portfolio or the Real Estate Portfolio. However, the Investment Company Act of 1940 provides that the subadvisory agreement relating to the Davis Portfolio and the Real Estate Portfolio will automatically terminate upon such a change in control. As a result, a new subadvisory agreement is being submitted for approval at the meeting.

    THE TRUSTEES OF YOUR FUNDS BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THIS NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF ALL PROPOSALS.

    YOUR VOTE IS IMPORTANT

    We appreciate your cooperation and continued support.

                                          Sincerely,

                                          /s/
                                          --------------------------------------

                                          Robert M. Zakem

                                          VICE PRESIDENT AND ASSISTANT SECRETARY

                              SEASONS SERIES TRUST
                            SUNAMERICA SERIES TRUST
                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of all portfolios of Seasons Series Trust, SunAmerica Series Trust and Anchor Pathway Fund (each, a "Fund," and collectively, the "Funds") will be held on February 23, 2001 at 10:30 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the following proposals:

    1. For each Fund separately, to elect a slate of six (6) members to its Board of Trustees to hold office until their successors are duly elected and qualified;

    2. For each of the Davis Venture Value Portfolio and the Real Estate Portfolio of SunAmerica Series Trust, to approve or disapprove a new subadvisory agreement agreement between SAAMCo and Davis Selected Advisers, L.P. ("Davis"), the terms of which are identical in all material respects to the existing subadvisory agreement between SAAMCo and Davis;

    3. For each Fund separately, to ratify the selection of independent accountants; and

    4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees have fixed the close of business on December 28, 2000 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Trustees,

                                          Robert M. Zakem
                                          VICE PRESIDENT AND ASSISTANT SECRETARY

December 28, 2000

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE FUNDS OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S).

                                PRELIMINARY COPY

                              SEASONS SERIES TRUST
                            SUNAMERICA SERIES TRUST
                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         FEBRUARY 23, 2001, 10:30 A.M.

                            ------------------------

    In accordance with applicable law, this Proxy Statement is being mailed, on or about January 8, 2001, on behalf of the Board of Trustees (the "Trustees" or the "Board") of Seasons Series Trust ("Seasons"), SunAmerica Series Trust ("Series Trust") and Anchor Pathway Fund ("Anchor Pathway") (each, a "Fund," and collectively, the "Funds"), to the shareholders of the Funds' portfolios (each, a "Portfolio," and collectively, the "Portfolios") for their use in obtaining voting instructions from contract owners on the proposals to be considered at a special meeting (the "Meeting") of shareholders of the Portfolios scheduled to be held at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on February 23, 2001 at 10:30 a.m., Eastern time.

    Each Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Seasons currently consists of sixteen Portfolios (each, a "Seasons Portfolio" and collectively, the "Seasons Portfolios"); Series Trust currently consists of thirty Portfolios (each, a "SAST Portfolio," and collectively, the "SAST Portfolios"), including the Davis Venture Value Portfolio and the Real Estate Portfolio; and Anchor Pathway currently consists of seven Portfolios (each, an "Anchor Pathway Portfolio," and collectively, the "Anchor Pathway Portfolios"). Each of the Portfolios is identified on Exhibit A.

    Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies each, a "Contract," and (collectively, the "Contracts") of Anchor National Life Insurance Company ("Anchor National"), First SunAmerica Life Insurance Company ("First SunAmerica"), AIG Life Insurance Company ("AIG Life") and American International Life Assurance Company of New York ("AI Life") (each, a "Company," and collectively, the "Companies"). All shares of the Portfolios are owned by various "Separate Accounts" of the Companies.

    SAAMCo serves as investment adviser, manager and administrator of Seasons and Series Trust. SAAMCo also serves as the business manager to Anchor Pathway. Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, California, 90071, serves as the investment adviser to Anchor Pathway.

    The Trustees have fixed the close of business on December 28, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners entitled to be present at the Meeting and give voting instructions to the Companies with respect to their respective "portion" of shares as of the Record Date. Exhibit A sets forth the number of shares outstanding of each Portfolio and each Fund as of the Record Date. The cost of the solicitation will be borne by the Funds; except that Davis Selected Advisers, L.P. will bear the costs associated with Proposal No. 2.

    A listing of the proposals described in this Proxy Statement and the Fund(s) or Portfolio(s) to which each applies is set forth below.

                    SUMMARY OF PROPOSAL                       PORTFOLIO(S) TO WHICH IT APPLIES
                    -------------------                       --------------------------------
1. To elect a slate of six (6) members to the Board of        Each Fund separately, with all
Trustees of each Fund, to hold office until their successors  Portfolios of a Fund voting
are duly elected and qualified.                               together as a single class.

2. To approve or disapprove a new subadvisory agreement       Davis Venture Value Portfolio
between SAAMCo and Davis Selected Advisers, L.P., the terms   and Real Estate Portfolio of
of which are identical in all material respects to the        Series Trust, each voting
existing subadvisory agreement.                               separately.

3. To ratify the selection of independent accountants for     Each Fund separately, with all
each Portfolio.                                               Portfolios of a Fund voting
                                                              together as a single class.

4. To transact such other business as may properly come       All Portfolios of each Fund, as
before the Meeting.                                           applicable.

    The Funds expect that the solicitation of voting instructions from Contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, the Companies, or their affiliates, who will not receive any compensation therefor from the Funds. In addition, a professional proxy solicitation firm, may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract owners.

    Contract owners may also provide their voting instructions through telephone touch-tone voting, or by Internet voting. These options require Contract owners to input a twelve digit control number which is located on each voting instructions card. Subsequent to inputting these numbers, Contract owners will be prompted to provide their voting instructions on each proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Contract owners who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their voting instructions.

    As the Meeting date approaches, certain contract owners may receive a
telephone call from a representative of           if their voting instructions
have not yet been received. Authorization to permit             to execute
voting instructions may be obtained by telephonically transmitted instructions from contract holders. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the contract owner providing the voting instruction is accurately determined and that the voting instructions of the contract owner are accurately determined. The cost of this assistance, if necessary, is expected to be approximately
[$      ].

    In all cases where telephonic voting instructions are solicited, the representative is required to ask for each Contract owner's full name, address, social security or taxpayer identification number, title (if the Contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the Contract owner has received the Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided
to             , then the             representative has the responsibility to
explain the process, read the proposals listed on the voting instructions card, and ask for the Contract owner's
instructions on each proposal. The           representative, although permitted
to answer questions about the process, is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in
the Proxy Statement. The           representative will record the Contract
owner's instructions on the card. Within 72 hours,             will send the
Contract owner a letter or mailgram to confirm his or her voting instructions
and ask the Contract owner to call 1-800-   -     immediately if his or her
instructions are not correctly reflected in the confirmation.

    If the Contract holder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the Contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Should Contract owners require additional information regarding the Proxy Statement or replacement voting instructions
cards, they may contact           toll-free at 1-800-   -    . Voting
instructions executed by Contract owners may be revoked by (i) a written instrument received by the Secretary of the Funds at any time before they are exercised; (ii) delivery of a later-dated instruction or (iii) by attendance at the Meeting and voting in person.

    Exhibit A sets forth information about the record ownership of shares of the Series Portfolios as of the Record Date. There were no persons who, as of the Record Date, were known to the Funds to have allocated contributions under Contracts beneficially owned by such person, such that, upon the pass through of voting rights by a Company, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Fund or Portfolio. To the knowledge of management, Trustees and the executive officers of the Funds, both individually and as a group, owned less than 1% of the outstanding shares of the Funds and each Portfolio as of the Record Date.

    Each Company, as the holder of record shares of each Portfolio, is required to "pass through" to its Contract owners the right to vote shares of such Portfolio. The Funds expect that each Company will vote 100% of the shares of the Portfolios held by its respective separate accounts. The Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions from Contract owners will be voted in favor of the proposals. Each Fund may adjourn the Meeting to the extent permitted by law, if necessary to permit the Companies to obtain additional voting instructions from Contract owners.

    Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding voting securities of the Davis Venture Value Portfolio and the Real Estate Portfolio of Series Trust, each voting separately. "Majority" for this purpose means more than 50% of the outstanding shares of the Portfolio.

    For Proposal No. 1, the candidates receiving a majority of the votes cast at the Meeting with respect to each Fund will be elected. Approval of Proposal No. 3 requires a majority of the votes cast at the Meeting with respect to each Fund. Shareholders of all Portfolios of each Fund vote together as a single class with respect to Proposal No. 1 and Proposal No. 3.

    All information in the Proxy Statement about Davis has been provided by Davis. All information in the Proxy Statement about SAAMCo has been provided by SAAMCo. All information in the Proxy Statement about each of the Companies has been provided by each respective Company.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                            ------------------------

                              ELECTION OF TRUSTEES
                                 PROPOSAL NO. 1

INFORMATION REGARDING NOMINEES

    At a meeting held on December 14, 2000, the Trustees, including all of the Trustees who are not interested persons of any of the Funds (the "Disinterested Trustees"), unanimously nominated the six (6) persons described below for election as Trustees, to take office effective upon their election. Two of the nominees are currently Trustees of each Fund. The Board of each Fund currently consists of three members, one of whom is resigning and is not standing for re-election. If elected, each nominee will serve until his or her successor is duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

    If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend.

    Biographical data concerning all nominees is listed below.

    PRINCIPAL OCCUPATION AND OTHER INFORMATION

    The nominee designated by an asterisk (*), Jana W. Greer, is an "interested person", as that term is defined in the 1940 Act, of each Fund and of SAAMCo because she is an officer of affiliates of SAAMCo.

    Unless otherwise noted, the address of each individual listed below is 1 SunAmerica Center, Los Angeles, California, 90067-6022.

                                        POSITION AND TENURE           PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS                    WITH THE FUNDS              DURING PAST FIVE YEARS
----------------------                  -------------------   ---------------------------------------
Monica C. Lozano, 44                   Trustee (since 1999).  Associate Publisher (since 1995) and
3257 Purdue Avenue                                            editor (1991-1995), LA OPINION
Los Angeles, California 90066                                 (newspaper publishing concern);
                                                              Director, First Interstate Bank of
                                                              California (1994-1996).

Allan L. Sher, 69                      Trustee (since 1997).  Retired.

Jana W. Greer*, 48                     Trustee nominee.       President, SunAmerica Retirement
                                                              Markets, Inc. (since 1996), and
                                                              Executive Vice President thereof
                                                              (1994-1996); Senior Vice President and
                                                              Director, SunAmerica, Inc. (since
                                                              1991); Director, National Association
                                                              for Variable Annuities (since 1999).

Bruce G. Willison, 52                  Trustee nominee.       Dean, Anderson School at UCLA (since
                                                              1999); President and Chief Operating
                                                              Officer, H.F. Ahmanson and Co. (parent
                                                              company of Home Savings of America)
                                                              (1996-1999); Director, Nordstrom, Inc.
                                                              (since             ); Director, Housing
                                                              and Commercial Bank, Seoul, Korea
                                                              (since             ).

                                        POSITION AND TENURE           PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS                    WITH THE FUNDS              DURING PAST FIVE YEARS
----------------------                  -------------------   ---------------------------------------
Carl D. Covitz, 61                     Trustee nominee.       Owner and President, Landmark
                                                              Capital, Inc. (since 1993); Secretary,
                                                              Business, California State
                                                              Transportation & Housing Agency
                                                              (1990-1993); Director, Kayne Anderson
                                                              Mutual Funds (since             );
                                                              Director, Century Housing Corporation
                                                              (since             )

Gilbert T. Ray, 56                     Trustee Nominee.       Retired. Member, O'Melveny & Meyers LLP
                                                              (     -2000); Director, Marriott
                                                              Services Corporation (since 1995);
                                                              Director, Automobile Club of Southern
                                                              California (since 1998); Director and
                                                              Chairman of the Board, Sierra
                                                              Monolithics, Inc. (since 1999);
                                                              Director, Ashland University (since
                                                              1996).

    The Trustees met [   ] times during Seasons' fiscal year ended March 31,
2000. The incumbents attended [    ]% of the aggregate number of meetings of
Seasons' Board. The Trustees met [    ] times during SAST's fiscal year ended
January 31, 2000. The incumbents attended [    ]% of the aggregate number of
meetings of SAST's Board. The Trustees met [   ] times during Anchor Pathway's
fiscal year ended February 29, 2000. The incumbents attended [    ]% of the
aggregate number of meetings of Anchor Pathway's Board.

    The Funds' Audit Committee reviews annually the nature and cost of the professional services rendered by the Funds' independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The members of the Audit Committee of the Funds are Monica C. Lozano, Allan L. Sher and James K. Hunt (a retiring Trustee). The Audit Committee met two times in each Fund's most recent fiscal year, and each incumbent member attended 100% of the aggregate number of meetings of the Audit Committee.

EXECUTIVE OFFICERS OF THE FUNDS

    The following table sets forth certain information about each of the current principal executive officers of each of the Funds who are not listed above as nominees.

    Unless otherwise noted, the address of each individual listed below is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                        POSITION AND TENURE           PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS                    WITH THE TRUST              DURING PAST FIVE YEARS
----------------------                  -------------------   ---------------------------------------
Donna M. Handel, 34                    Vice President (since  In addition to Ms. Handel's duties for
                                       November 2000) and     the Funds, her principal occupations
                                       Assistant Treasurer    during the past five years include:
                                       (Anchor Pathway,       Vice President, SAAMCo (since 1996) and
                                       since 1993; Seasons,   Assistant Vice President thereof
                                       since 1995; Series     (1993-1996).
                                       Trust, since     ).

Peter C. Sutton, 36                    Vice President (since  Senior Vice President, SAAMCo (since
                                       1994), Treasurer and   April 1997) and Vice President thereof
                                       Controller (since      (1994-1997); Treasurer, SunAmerica
                                       February 2000).        Mutual Funds (since February 1996),
                                                              Anchor Series Trust and Style Select
                                                              Series, Inc. (since 1996); Vice
                                                              President and Assistant Treasurer,
                                                              Brazos Mutual Funds (since May 1999);
                                                              Assistant Controller, SunAmerica Mutual
                                                              Funds and Anchor Series Trust
                                                              (1993-1996) and Assistant Controller
                                                              thereof (1990-1993); Joined SAAMCo in
                                                              1990.

Mallary Reznick, 32                    Secretary (since May   In addition to Ms. Reznick's duties for
                                       2000).                 the Funds, her principal occupations
                                                              during the past five years include:
                                                              Associate Counsel, SunAmerica Inc.
                                                              (since 1998) and Staff Attorney,
                                                              Transamerica Life Companies
                                                              (1995-1998).

Jeffrey H. Warnock, 29                 Vice President (since  In addition to Mr. Warnock's duties for
                                       November 2000) and     the Funds, his principal occupations
                                       Assistant Secretary    during the past five years include:
                                       (since October 1999).  Counsel, SAAMCo (since January 2000);
                                                              Staff Counsel, SAAMCo (1998-2000);
                                                              Student, St. John's University School
                                                              of Law (1994-1997).

Robert M. Zakem, 42                    Vice President and     Vice President and Assistant Secretary,
                                       Assistant Secretary    Anchor Series Trust (since 1993);
                                       (Series Trust and      Secretary and Chief Compliance Officer,
                                       Anchor Pathway, since  SunAmerica Mutual Funds and Anchor
                                       1993; Seasons, since   Series Trust (since 1993) and Style
                                       1997).                 Select Series, Inc. (since 1996);
                                                              Senior Vice President and General
                                                              Counsel, SAAMCo (since April 1993);
                                                              Executive Vice President, General
                                                              Counsel and Director, SunAmerica
                                                              Capital Services, Inc. (since February
                                                              1993); Vice President, General Counsel
                                                              and Assistant Secretary, SunAmerica
                                                              Fund Services, Inc. (since January
                                                              1994).

    All officers of each Fund are elected annually and serve until their successors are elected and qualified.

REMUNERATION OF TRUSTEES AND OFFICERS

    Currently, the Funds pay no salaries or compensation to any of their officers or to any Trustee who is an officer or employee of Anchor National or its affiliates. Series Trust pays an annual fee of $7,000, plus $500 for each meeting attended, and expenses to each Trustee who is not an officer or employee of Anchor National or its affiliates for attendance at meetings of the Board of Trustees. Anchor Pathway pays each of its Trustees who is not an officer or employee of Anchor National or its affiliates an annual fee of $8,000 plus $1,250 per meeting attended. Seasons pays those of its Trustees who meet the same criteria a per meeting fee of $500.

    The following table sets forth information summarizing the compensation of each of the Disinterested Trustees for his services as Trustee of the Funds for the most recently completed fiscal year of each of the Funds.

                               COMPENSATION TABLE

                                                                       PENSION OR RETIREMENT
                                         COMPENSATION                   BENEFITS ACCRUED AS
                          COMPENSATION       FROM       COMPENSATION      PART OF FUNDS'          TOTAL*
TRUSTEE                   FROM ANCHOR     SUNAMERICA    FROM SEASONS         EXPENSES          COMPENSATION
-------                   ------------   ------------   ------------   ---------------------   ------------
Monica C. Lozano             $              $              $                       -              $

Allan L. Sher                $              $              $                       -              $

William L. Wardlaw**         $              $              $                       -              $

* The Funds constitute all of the funds in the fund complex from which the Trustees receive compensation.

**  Mr. Wardlaw served as Trustee until June 30, 2000.

THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH
                      OF THE NOMINEES UNDER PROPOSAL NO. 1

                            ------------------------

APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN SAAMCO AND DAVIS
   ON BEHALF OF EACH OF THE DAVIS VENTURE VALUE PORTFOLIO AND THE REAL ESTATE
                      PORTFOLIO OF SUNAMERICA SERIES TRUST
                                 PROPOSAL NO. 2

    As described below, the Trustees of SAST are submitting for approval by the shareholders of each of the Davis Venture Value Portfolio and the Real Estate Portfolio, a new subadvisory agreement (the "New Subadvisory Agreement") between SAAMCo and Davis, the terms of which are identical in all material respects to the current subadvisory agreement with respect to each Portfolio (the "Existing Subadvisory Agreement").

    As required by the 1940 Act, the Existing Subadvisory Agreement provides for automatic termination upon its assignment. On December 31, 2000, Davis will undergo a change in control whereby its current general partner, Venture Advisers, Inc., will transfer control of Davis to Davis Investments, LLC. Davis Investments, LLC will become the new general partner of Davis, and Venture Advisers, Inc. will become a limited partner of Davis. Venture Advisers will continue to own approximately 44% of economic value of Davis as a limited partner. Davis Investments, LLC will then own all of the general partnership units issued by Davis, be the general partner, and control Davis. The closing of the transaction (the "Closing") will result in an assignment, as that term is defined in the 1940 Act, of the Existing Subadvisory Agreement. Consequently, the Existing Subadvisory Agreement will terminate pursuant to its terms as of the Closing. Accordingly, the New Subadvisory Agreement is being proposed for approval by the shareholders of the Portfolios, even though that agreement will be identical in all material respects to, and essentially a continuation of, the Existing Subadvisory Agreement.

    The Closing will take place before the shareholders' consideration and vote upon this Proposal No. 2. During the period between the Closing and the Meeting (the "Interim Period"), to ensure the uninterrupted receipt by the Portfolios of subadvisory services, at a meeting held on November 29, 2000, the Trustees (including the Disinterested Trustees) unanimously approved an interim subadvisory agreement (the "Interim Subadvisory Agreement"), to become effective as of the Closing. The terms of the Interim Subadvisory Agreement are substantially similar in all material respects to the New Subadvisory Agreement, except for the effective date, the termination date and certain provisions required to be included in interim advisory agreements by Rule 15a-4 under the 1940 Act. The Interim Subadvisory Agreement will be effective without prior shareholder approval pursuant to Rule 15a-4, which, under certain circumstances, allows such agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. The Interim Subadvisory Agreement requires all subadvisory fees earned to be escrowed pending shareholder approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is approved, it will take effect immediately.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

    The Trustees are proposing that shareholders of each of the Davis Venture Value Portfolio and the Real Estate Portfolio approve a New Subadvisory Agreement to become effective on the date of such approval. A description of the New Subadvisory Agreement and the services to be provided by Davis is set forth below. This description is qualified in its entirety by reference to the form of the New Subadvisory Agreement attached to this Proxy Statement as Exhibit B.

    As more fully described below, the proposed New Subadvisory Agreement, including subadvisory fees, is identical in all material respects to the Existing Subadvisory Agreement. The New Subadvisory Agreement differs from the Existing Subadvisory Agreement only with respect to the effective date.

    At a meeting held on December 14, 2000, the Trustees of SAST, including all of the Disinterested Trustees, unanimously approved the New Subadvisory Agreement. In connection with this approval, the Trustees considered certain factors with respect to each Portfolio, including without limitation (i) that the change in control to occur at the Closing will not operate to change the overall form of the subadvisory contract, the subadvisory fees, or any of the Portfolio's objectives or policies; (ii) that although ultimate ownership of Davis will change, senior officers of Davis had assured the Trustees that there would be no change in the personnel providing services to the Portfolio and no reduction in the nature or quality of those services; (iii) that senior officers of Davis also informed the Trustees that they did not foresee any changes in the day-to-day operations of Davis as a result of the transaction; (iv) the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by Davis;
(v) the amount and structure of subadvisers' fees generally and the fees payable under the New Subadvisory Agreement; and (vi) the organizational capability and financial condition of Davis and its affiliates.

RECOMMENDATION OF THE BOARD

    Based on the considerations set forth above, the Trustees of SAST, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of the Portfolios and their respective shareholders to enter into the New Subadvisory Agreement and to recommend approval of the New Subadvisory Agreement by shareholders.

DESCRIPTION OF THE NEW SUBADVISORY AGREEMENT

    Under the New Subadvisory Agreement, a copy of which is annexed to this Proxy Statement as Exhibit B and which is identical in all material respects to the Existing Subadvisory Agreement, Davis will manage the investment and reinvestment of each Portfolio's assets, subject to the oversight and review of SAAMCo. Davis will determine in its discretion the securities to be purchased or sold, provide SAAMCo with records concerning its activities which SAAMCo or Series Trust is required to maintain, and render regular reports to SAAMCo and to officers and Trustees of Series Trust concerning its discharge of the foregoing responsibilities. Davis is independent of SAAMCo and will discharge its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays Davis' subadvisory fees. Pursuant to the New Subadvisory Agreement, SAAMCo will pay Davis a fee, payable monthly, computed on average daily net assets of each Portfolio, at the following annual rates (which rates are the same as are paid under the Existing Subadvisory Agreement):

                         .45% on the first $100 million;
                         .40% on the next $400 million;
                         .35% thereafter

    If approved by the shareholders of a Portfolio, the New Subadvisory Agreement will become effective on the date of such approval and continue in effect for a period of two years from such date, and from year to year thereafter for so long as such renewal is specifically approved at least annually by (i) the Trustees of Series Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Investment Advisory and Management Agreement between Series Trust on behalf of the Portfolios and SAAMCo. The New Subadvisory Agreement may be terminated by Series Trust, SAAMCo or Davis upon the specified written notice contained in the New Subadvisory Agreement.

    The Existing Subadvisory Agreement is dated as of             and was last
submitted to the shareholders of the Davis Venture Value Portfolio on and to the shareholders of the Real Estate Portfolio on [for the purpose of obtaining the initial approval of the sole shareholder of each Portfolio].

INFORMATION ABOUT DAVIS

    Currently, Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controls Davis. Venture Advisers, Inc. proposes to transfer control of Davis to Davis Investments, LLC on December 31, 2000. Christopher C. Davis, son of Shelby M.C. Davis, controls Davis Investments, LLC. Davis Investments, LLC will become the new general partner of Davis pursuant to the transfer from Venture Advisers, Inc. to Davis Investments, LLC of 100 general partnership units. Immediately thereafter, Venture Advisers, Inc. will convert its remaining general partnership units into limited partnership units. Venture Advisers, Inc. will continue to own approximately 44% of the economic value of Davis as a limited partner. Shelby M.C. Davis will continue as Senior Research Adviser. Christopher Davis is the vice-chairman and a director of Venture Advisers, Inc., and is sole member and chief executive officer of Davis

Investments, LLC. The officers of Davis' wholly-owned subsidiary, Davis Selected Advisers-NY, Inc., will not change as a result of the change in control of Davis.

    Venture Advisers, Inc. and Davis Investments, LLC both have the same business address as Davis, which is 124 East Marcy Street, Santa Fe, New Mexico 87501. As of September 30, 2000, Davis had over $32 billion of assets under management.

    The names and positions with Davis of the persons who are its principal executive officers and its directors are shown below. Unless otherwise indicated, the business address of each such person is the same as the business address for Davis, above and the principal occupation of such person is their employment by Davis and/or Davis' wholly owned subsidiary, Davis Selected Advisers-NY, Inc.

NAME                             POSITION
----                             --------
Christopher C. Davis(1)          Chairman (Sole Member), Chief Executive Officer(4)

Shelby M.C. Davis(1)             Founder and Senior Research Adviser

Andrew Davis(2)                  President

Kenneth C. Eich(3)               Chief Operating Officer

Russell O. Wiese(1)              Chief Marketing Officer

Gary P. Tyc(3)                   Vice President, Chief Financial Officer, Treasurer and
                                 Assistant Secretary

Sharra L. Reed(3)                Vice President

Sandra E. Duran(2)               Vice President

Thomas D. Tays(3)                Vice President and Secretary

(1) Davis Selected Advisers-NY, Inc., 609 Fifth Avenue, New York, New York
    10017.

(2) Davis Selected Advisers-NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501.

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

(4) In addition to Mr. Davis' services to Davis, he is principally occupied as Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; and Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

ADDITIONAL INFORMATION

    SAAMCo has received an exemptive order (the "Order") from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Fund with subadvisers approved by the Board of Trustees without obtaining shareholder approval. The Order also permits SAAMCo, subject to approval of the Board but without shareholder approval, to employ new subadvisers, change the terms of particular agreements with subadvisers, or continue the employment of existing subadvisers after an event that would otherwise cause an automatic termination of the subadvisory agreement, such as the transaction involving Davis. SAAMCo is not presently relying on the Order with respect to the Fund, and therefore this Proposal No. 2 is being submitted to shareholders of the Davis Venture Value Portfolio and the Real Estate Portfolio. However, SAAMCo may in the future rely on the Order with respect to these Portfolios or other Portfolios of the Fund, subject to compliance with the conditions of the Order. Shareholders of a Portfolio have the right to terminate an agreement with a subadviser to the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio, whether or not they were required to have approved the agreement pursuant to the terms of the Order.

  THE BOARD OF TRUSTEES OF SUNAMERICA SERIES TRUST UNANIMOUSLY RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL NO. 2

    If Proposal No. 2 is not approved by the shareholders of the Davis Venture Value Portfolio or the Real Estate Portfolio and the Closing takes place as anticipated, the Trustees will determine the appropriate actions to be taken with respect to the Portfolio's subadvisory arrangements at that time. Approval of the Proposal by shareholders of one Portfolio is not dependent on receipt of approval of this Proposal by shareholders of the other Portfolio.

                            ------------------------

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 3

    Subject to ratification by the shareholders at the Meeting, the Trustees, including all of the Disinterested Trustees, at a meeting held December 14, 2000, approved the selection of PricewaterhourseCoopers LLP as independent accountants for the current fiscal year of each Fund.

    The firm of PricewaterhouseCoopers LLP and its predecessor entity has extensive experience in investment company accounting and auditing and has served as independent accountants to the Funds since their respective inceptions. The financial statements included in the Funds' respective annual reports have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Meeting.

    PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with any of the Funds in any capacity other than as independent accountants.

                       THE BOARD OF TRUSTEES UNANIMOUSLY
              RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 3

                            ------------------------

                                 OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than that specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Funds do not intend to hold annual meetings of shareholders. A Fund will call meetings of shareholders as may be required under the 1940 Act or as the Trustees may determine in their discretion. The Trustees will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. Each Fund's By-laws or Declaration of Trust, as applicable, requires the Board to call a meeting of shareholders when requested to do so by shareholders of the Fund holding a majority of the outstanding shares of beneficial interest of the Fund, provided that, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI- ANNUAL REPORT TO SHAREHOLDERS OF THE FUND TO CONTRACT OWNERS. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING EACH FUND IN WRITING AT THE ADDRESS
ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-          .

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARDS AND RETURN THEM PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. [CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS [ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTION CARD(S)].]

                                          For the Board of Trustees,
                                          Seasons Series Trust
                                          SunAmerica Series Trust
                                          Anchor Pathway Fund

                                          Robert M. Zakem
                                          Vice President and Assistant Secretary

December 28, 2000

                                  EXHIBIT LIST

EXHIBIT A     --      Outstanding Shares of the Portfolios and the Funds as of the
                      Record Date.*

EXHIBIT B     --      Form of New Subadvisory Agreement betwen SAAMCo and Davis

* The ownership interests of each shareholder are presented only with respect to Series Trust and its portfolios because Seasons and Anchor Pathway each have only one shareholder.

                                                                       EXHIBIT A

                              ANCHOR PATHWAY FUND

                                                              TOTAL NUMBER OF SHARES
SERIES                                                             OUTSTANDING
------------------------------------------------------------  ----------------------
Growth Series...............................................
International Series........................................
Growth-Income Series........................................
Asset Allocation Series.....................................
High Yield Bond Series......................................
U.S. Government/AAA-Rated Securities Series.................
Cash Management Series......................................
TOTAL ANCHOR PATHWAY........................................

                              SEASONS SERIES TRUST

                                                               TOTAL NUMBER OF
PORTFOLIO                                                     SHARES OUTSTANDING
------------------------------------------------------------  ------------------
Multi-Managed Growth Portfolio..............................
Multi-Managed Moderate Portfolio............................
Multi-Managed Income/Equity Portfolio.......................
Multi-Managed Income Portfolio..............................
Asset Allocation: Diversified Growth Portfolio..............
Stock Portfolio.............................................
Focus Growth Portfolio......................................
Large Cap Growth Portfolio..................................
Large Cap Composite Portfolio...............................
Large Cap Value Portfolio...................................
Mid Cap Growth Portfolio....................................
Mid Cap Value Portfolio.....................................
Small Cap Portfolio.........................................
International Equity Portfolio..............................
Diversified Fixed Income Portfolio..........................
Cash Management Portfolio...................................
TOTAL SEASONS...............................................

                            SUNAMERICA SERIES TRUST

                                                      NUMBER OF    NUMBER OF
                                                     SHARES (%)    SHARES (%)   NUMBER OF    NUMBER OF
                                                       HELD BY      HELD BY     SHARES (%)   SHARES (%)
                                                      SEPARATE      SEPARATE     HELD BY      HELD BY
                                      TOTAL NUMBER    ACCOUNTS     ACCOUNT OF    SEPARATE     SEPARATE
                                       OF SHARES      OF ANCHOR      FIRST      ACCOUNT OF   ACCOUNT OF
PORTFOLIO                             OUTSTANDING     NATIONAL     SUNAMERICA    AMERICAN       AIG
------------------------------------  ------------   -----------   ----------   ----------   ----------
Cash Management Portfolio...........

Corporate Bond Portfolio............

Global Bond Portfolio...............

High-Yield Bond Portfolio...........

Worldwide High Income Portfolio.....

SunAmerica Balanced Portfolio.......

MFS Total Return Portfolio..........

Asset Allocation Portfolio..........

Equity Income Portfolio.............

Telecom Utility Portfolio...........

Equity Index Portfolio..............

Growth-Income Portfolio.............

Federated Value Portfolio...........

Davis Venture Value Portfolio.......

"Dogs" of Wall Street Portfolio.....

Alliance Growth Portfolio...........

Goldman Sachs Research Portfolio....

MFS Growth and Income Portfolio.....

Putnam Growth Portfolio.............

Blue Chip Growth Portfolio..........

Real Estate Portfolio...............

Aggressive Growth Portfolio.........

Growth Opportunities Portfolio......

MFS Mid-Cap Growth Portfolio........

Small Company Value Portfolio.......

International Growth and Income
  Portfolio.........................

Global Equities Portfolio...........

International Diversified Equities
  Portfolio.........................

Emerging Markets Portfolio..........

Technology Portfolio................

TOTAL SERIES TRUST..................

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of February 23, 2001, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (the "Subadviser").

                              W I T N E S S E T H:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. The Adviser shall inform the Subadviser of any requirements of the California Insurance Code (or other applicable insurance Code, if any) and any regulations thereunder that operate to limit or restrict the investments the Portfolio(s) may otherwise make, and to inform the Subadviser promptly of any changes in such requirements.

    The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed
(1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code;
(c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    (b) In performing its investment advisory services, Subadviser, while remaining ultimately responsible for management of the portion of the assets of the Portfolio allocated to it, may delegate any of its responsibilities to one of its affiliates, including Davis Selected Advisers - NY, Inc., its New York affiliate.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    The Subadviser, not the Adviser or the Trust, will pay Davis Selected Advisers - NY, Inc., or any other affiliate the services of which are utilized hereunder, all of such affiliate's reasonable direct and indirect costs associated with maintenance of an office and performance of such services.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

    4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

    The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

    12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

    15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:               Davis Selected Advisers, L.P.
                          124 E. Marcy Street
                          P.O. Box 1688
                          Santa Fe, NM 87504-1688
                          Attention: Kenneth C. Eich
                                   Chief Operating Officer

Adviser:                  SunAmerica Asset Management Corp.
                          733 Third Avenue
                          New York, New York 10017
                          Attention: Robert M. Zakem
                                   Senior Vice President and General Counsel

with a copy to:           SunAmerica Inc.
                          1 SunAmerica Center
                          Century City
                          Los Angeles, California 90067-6022
                          Attention: Susan L. Harris
                                   Vice President, Associate General Counsel and
                          Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By: _________________________________

                                              Name: Peter A. Harbeck

                                              Title: President

                                          DAVIS SELECTED ADVISERS, L.P.

                                          By: _________________________________

                                   SCHEDULE A

                                                                              FEE
                                                                       (AS PERCENTAGE OF
                                                                  AVERAGE DAILY NET ASSETS OF
PORTFOLIO                                                               THE PORTFOLIO)
---------                                                     -----------------------------------
Davis Venture Value                                           .45% -- first $               100MM
                                                              .40% -- next $                400MM
                                                              .35% -- over $                500MM

Real Estate                                                   .45% -- first $               100MM
                                                              .40% -- next $                400MM
                                                              .35% -- over $                500MM

                             SUNAMERICA SERIES TRUST

                                PRELIMINARY COPY

    INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /X/
                    USING BLUE OR BLACK INK OR DARK PENCIL.
                            PLEASE DO NOT USE RED INK

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

-------------------------------------------------------------------------------------------------------------------

1.  ELECTION OF TRUSTEES.                                                 *           *                 *
     (1) MONICA C. LOZANO,   (2) ALLAN L. SHER                         FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
     (3) JANA W. GREER,      (4) GILBERT T. RAY,
     (5) BRUCE G. WILLISON,  (6) CARL D. COVITZ

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK "FOR
ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.


-----------------------------------
2. TO APPROVE OR DISAPPROVE A NEW SUBADVISORY AGREEMENT                   *           *                 *
BETWEEN SAAMCO AND DAVIS SELECTED ADVISERS, L.P., THE                    FOR       AGAINST           ABSTAIN
TERMS OF WHICH ARE IDENTICAL IN ALL MATERIAL RESPECTS
TO THE EXISTING SUBADVISORY AGREEMENT.

3. TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.                    *           *                 *
                                                                         FOR       AGAINST           ABSTAIN

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME                   *           *                 *
BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.                          FOR       AGAINST           ABSTAIN

----------------------------------- ------------------              ----------------------------------- ------------------

----------------------------------- ------------------              ----------------------------------- ------------------






------------------------------------------------------              ------------------------------------------------------
Signature (Please sign within box)    Date                          Signature (Joint Owners)    Date

                               ANCHOR PATHWAY FUND

                                PRELIMINARY COPY

    INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /X/
                    USING BLUE OR BLACK INK OR DARK PENCIL.
                            PLEASE DO NOT USE RED INK

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  ELECTION OF TRUSTEES.                                                 *           *                 *
     (1) MONICA C. LOZANO,   (2) ALLAN L. SHER                         FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
     (3) JANA W. GREER,      (4) GILBERT T. RAY,
     (5) BRUCE G. WILLISON,  (6) CARL D. COVITZ

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK "FOR
ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.


-----------------------------------
2. [INTENTIONALLY OMITTED]
3. TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS FOR                 *           *                 *
EACH FUND.                                                               FOR       AGAINST           ABSTAIN

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY                        *           *                 *
COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.                     FOR       AGAINST           ABSTAIN


----------------------------------- ------------------              ----------------------------------- ------------------

----------------------------------- ------------------              ----------------------------------- ------------------



------------------------------------------------------              ------------------------------------------------------
Signature (Please sign within box)    Date                          Signature (Joint Owners)    Date

                              SEASONS SERIES TRUST

                                PRELIMINARY COPY

    INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /X/
                    USING BLUE OR BLACK INK OR DARK PENCIL.
                            PLEASE DO NOT USE RED INK

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  ELECTION OF TRUSTEES.                                                 *           *                 *
     (1) MONICA C. LOZANO,   (2) ALLAN L. SHER                         FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
     (3) JANA W. GREER,      (4) GILBERT T. RAY,
     (5) BRUCE G. WILLISON,  (6) CARL D. COVITZ

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK "FOR
ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

-----------------------------------
2. [INTENTIONALLY OMITTED]

3. TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS FOR                 *           *                 *
EACH FUND.                                                               FOR       AGAINST           ABSTAIN

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE            *           *                 *
THE MEETING OR ANY ADJOURNMENTS THEREOF.                                 FOR       AGAINST           ABSTAIN


----------------------------------- ------------------              ----------------------------------- ------------------

----------------------------------- ------------------              ----------------------------------- ------------------
Signature (Please sign within box)   Date                           Signature (Joint Owners)             Date

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY
FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001.

ANCHOR NATIONAL LIFE INSURANCE COMPANY
--------------------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES AND DIRECTORS OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of SunAmerica Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2000, and any adjournments thereof, as indicated on the reverse side.


                                                           Dated:


                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.



                                         ---------------------------------------

                                         ---------------------------------------
                                          Signature(s) Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY
FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001.

ANCHOR NATIONAL LIFE INSURANCE COMPANY
--------------------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES AND DIRECTORS OF SEASONS SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of Seasons Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                           Dated:


                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.



                                         ---------------------------------------

                                         ---------------------------------------
                                          Signature(s) Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY
FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001.

ANCHOR NATIONAL LIFE INSURANCE COMPANY
--------------------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES AND DIRECTORS OF ANCHOR PATHWAY FUND. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of the Anchor Pathway Fund attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                           Dated:


                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.




                                         ---------------------------------------

                                         ---------------------------------------
                                          Signature(s) Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY
FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001.

FIRST SUNAMERICA LIFE INSURANCE COMPANY
---------------------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs First SunAmerica Life Insurance Company to vote the shares of the SunAmerica Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Series Trust, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                           Dated:


                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.




                                         ---------------------------------------

                                         ---------------------------------------
                                          Signature(s) Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY
FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001.

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
---------------------------------------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs American International Life Assurance Company of New York to vote the shares of SunAmerica Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Series Trust, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                           Dated:


                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                                         ---------------------------------------

                                         ---------------------------------------
                                          Signature(s) Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY
FEBRUARY 22, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 23, 2001.

AIG LIFE INSURANCE COMPANY
--------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY AIG LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF DECEMBER 28, 2000.

The undersigned hereby instructs AIG Life Insurance Company to vote the shares of SunAmerica Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Series Trust, The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:30 a.m., Eastern Standard Time, February 23, 2000, and any adjournments thereof, as indicated on the reverse side.

                                                           Dated:


                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                                         ---------------------------------------

                                         ---------------------------------------
                                          Signature(s) Title(s), if applicable